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                                                                    EXHIBIT 99.1

  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Carleton S. Fiorina, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Hewlett-Packard Company, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report on Form 10-K, filed with the Commission on January 29, 2002, for the fiscal year ended October 31, 2001 of Hewlett-Packard Company;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hewlett-Packard Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -  any amendments to any of the foregoing.


/s/ CARLETON S. FIORINA
----------------------------
Carleton S. Fiorina                         Subscribed and sworn to before
Chairman and Chief Executive Officer        me this 13th day of September 2002.
(Principal Executive Officer)                       ----        ---------
Date: September 13, 2002                    /s/ VALYNN VALANDANI
                                                --------------------------
                                            Notary Public

                                            My Commission Expires: Aug. 13, 2004

                                            [notary stamp]